SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of report (date of earliest event reported):
                                 FEBRUARY 18, 1999


                           EARTH SEARCH SCIENCES, INC.
             (Exact name of registrant as specified in its charter)


      State of Utah                   0-19566                   87-0437723
(State of Incorporation)            (Commission              (I.R.S. Employer
                                       File No.)             Identification No.)



502 North 3rd Street, Suite #8, McCall, Idaho                     83638
  (Address of principal executive offices)                     (Zip code)


               Registrant's telephone number, including area code:
                                 (208) 634-7080


                                    No Change
          (Former Name or Former Address, if changed since last report)

Item 5.  OTHER EVENTS.

 Mr. Brian C. Savage has resigned as President and Director of ESSI retroactive to June 30, 1998 and has agreed to a termination agreement. Mr. Savage played a major role in many of the Company's significant accomplishments during his tenure including successfully negotiating several mineral exploration joint ventures and an acquisition in Kazakhstan, managing the Kazakhstan mineral exploration project, representing ESSI on the Remote Sensing Mission to Kazakhstan, and the Noranda agreement.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                        EARTH SEARCH SCIENCES, INC.

                                        /s/ Larry F. Vance
                                        Chairman and Director
February 18, 1999